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                                                                    EXHIBIT 10.6

                          AMERICAN PULP EXCHANGE, INC.

                        2002 CONSULTANT COMPENSATION PLAN


1.    Purpose.

      The American Pulp Exchange, Inc. 2002 Consultant Compensation Plan (the "Plan") is intended to promote the interests of American Pulp Exchange, Inc. and its subsidiaries (collectively the "Corporation") by offering those outside consultants of the Corporation who assist in the development and success of the business of the Corporation, the opportunity to participate in a compensation plan designed to reward them for their services and to encourage them to continue to provide services to the Corporation.

2.    Definitions.

      For all purposes of this Plan, the following terms shall have the following meanings:

      "APE" means American Pulp Exchange, Inc., a Florida corporation.

      "Common Stock" means American Pulp Exchange, Inc. common stock, $.0025 par value per share.

      "Conditional Shares" means shares of Common Stock awarded under this Plan subject to conditions imposed by the Committee (as defined herein) or the conditions set forth in Section 6.2 or both.

      "Discounted Purchase Shares" means shares of Common Stock sold under this Plan at a discount from the Common Stock's then current market price.

      "Subsidiary" means any company of which APE owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

      "Unconditional Shares" means shares of Common Stock awarded under this Plan subject to no conditions.

3.    Administration.

      The Plan shall be administered by a committee (the "Committee") of not less than two directors of APE selected by, and serving at the pleasure of, APE's Board of Directors (the "APE Board").

      APE or any Subsidiary will recommend to the Committee persons to whom shares may be awarded or may be sold at a discount. The Committee shall make all final decisions with respect to the persons to whom awards shall be granted or stock shall be sold at a discount ("Participants"), the number of shares that shall be covered by each award or sale, the time or times at which awards shall be granted or sales shall be made, the timing of when awards shall
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vest, the percentage from the then current market price that any shares sold shall be discounted, the terms and provisions of the instruments by which awards or sales shall be evidenced, the interpretation of the Plan and all determinations necessary or advisable for its administration.

4.    Eligibility.

      Only individuals who are outside consultants, or directors, officers, partners or employees of outside consultants, of APE or any Subsidiary shall be granted awards or shall be permitted to purchase shares at a discount.

5.    Stock Subject to the Plan.

      The stock, which may be awarded or sold pursuant to this Plan, shall be shares of Common Stock, including common stock issueable upon conversion of options, warrants or other convertible securities. When shares of Common Stock are awarded or sold, APE may award or sell authorized but unissued Common Stock, or APE may award or sell issued Common Stock held in its treasury. Each of the respective boards of APE and all Subsidiaries involved in the award or sale will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants. The total number of shares of Common Stock which may be granted or sold under this Plan shall not exceed 3,000,000 shares in the aggregate. Any shares awarded and later forfeited are again subject to award or sale under the Plan.

6.    Share Awards and Sales.

      6.1   Grant of Share Awards and Sale of Discounted Purchase Shares.

            The Committee may award to Participants Unconditional Shares and Conditional Shares. The Committee will determine for each Participant selected to be awarded Unconditional Shares or Conditional Shares the time or times when Unconditional Shares or Conditional Shares shall be awarded and the number of shares of Common Stock to be covered by each Unconditional Shares or Conditional Share award. Unless expressly specified as Conditional Shares by the Committee, all shares of Common Stock awarded under this Plan shall be Unconditional Shares. No Unconditional Shares or Conditional Shares shall be awarded unless APE (in the judgment of the Committee) has received from the Participant either
(a) a full performance of the services for which the Unconditional Shares or Conditional Shares are being awarded, or (b) (i) a partial performance of the services for which the Unconditional Shares or Conditional Shares are being awarded and the value of such partial performance (in the judgment of the Committee) equals or exceeds the aggregate par value of the Unconditional Shares or Conditional Shares to be awarded and (ii) a binding obligation from the Participant to provide in the future the remainder of the services for which the Unconditional Shares or Conditional Shares are being awarded. In addition to awarding Unconditional Shares and Conditional Shares, the Committee may sell to Participants Discounted Purchase Shares, for purchase prices at such discounts from the then current market price of the Common Stock, and upon such terms and conditions, as the Committee shall determine.



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      6.2   Conditions.

            Shares of Common Stock issued to a Participant as a Conditional Shares award will be subject to the following conditions as well as all other conditions imposed by the Committee ("Share Conditions"):

            (a) Except as set forth in Paragraphs 6.4 and 6.5, if Share Conditions are not satisfied, Conditional Shares will be forfeited and returned to APE or, in the event such Conditional Shares were provided to the Participant from shares of Common Stock purchase by the Subsidiary, then the Conditional Shares will be returned to the Subsidiary. In either case, all rights of the Participant to such Conditional Shares will terminate without any payment of consideration by APE or the Subsidiary with which the Participant is associated, unless the Participant maintains his association with APE or a Subsidiary for the period of time (if any) determined by the Committee.

            (b) During the condition period ("Condition Period") relating to a Conditional Share award, none of the Conditional Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

            (c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Conditional Shares sold or granted pursuant to the Plan will remain in the physical custody of APE or the applicable Subsidiary or an escrow holder during the Condition Period.

            (d) Certificates representing Conditional Shares sold or granted pursuant to the Plan may bear a legend making an appropriate reference to the conditions imposed on the Conditional Shares.

            (e) The Committee may impose other conditions on any Conditional Shares issued pursuant to the Plan as it may deem advisable, including without limitations, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such share or shares of the same class are then listed and under any state securities laws or other securities laws applicable to such shares.

      6.3   Rights of a Stockholder.

            Except as set forth in Paragraph 6.2(b), the recipient of a Conditional Share award will have all of the rights of a stockholder of APE with respect to the Conditional Shares, including the right to vote the Conditional Shares and to receive all dividends or other distributions made with respect to the Conditional Shares.


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      6.4   Lapse of Conditions.

            In the event of the termination of association of a Participant during the Condition Period by reason of death, disability, or termination of association, the Committee may, at its discretion, remove Share Conditions on Conditional Shares.

            Conditional Shares to which the Share Conditions have not so lapsed will be forfeited and returned to the Corporation as provided in Paragraph 6.2(a).

      6.5   Lapse of Conditions at Discretion of the Committee.

            The Committee may shorten the Condition Period or remove any or all Share Conditions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of the Corporation and equitable to the Participant.

      6.6   Listing and Registration of Shares.

            APE may, in its reasonable discretion, postpone the issuance and/or delivery of any shares of Common Stock awarded or sold pursuant to this Plan until completion of stock exchange listing, or registration, or other qualification of such shares under any law, rule or regulation.

      6.7   Designation of Beneficiary.

            A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any shares of Common Stock to which such Participant would then be entitled pursuant to this Plan. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant. If a Participant fails effectively to designate a beneficiary, then such Participant's estate will be deemed to be the beneficiary.

7.    Capital Adjustments.

      The number and consideration of Common Stock covered by each award granted or each sale under this Plan and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

8.    Change of Control.

      Notwithstanding the provisions of Section 7, in the event of a change of control, all Share Conditions on all Conditional Shares will lapse. For purposes of this plan, a "Change of Control" of APE shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), becomes the "beneficial owner" (as defined in Rule 13d-3 under the foregoing act), directly or indirectly, of securities of APE representing 30% or more of the combined voting power of APE's outstanding

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securities ordinarily having the right to vote at the election of directors; or
(b) individuals who constitute the APE Board on the date hereof (the "Incumbent Board") cease for any reasons to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the APE Board serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or
(c) merger, consolidation or sale of all or substantially all the assets of APE occurs, unless such merger of consolidation shall have been affirmatively recommended to APE's stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of APE, by someone other than the current management of APE seeking stockholder approval of a plan of reorganization, merger or consolidation of APE with one or more corporations as a result of which the outstanding shares of APE's securities are actually exchanged for or converted into cash or property or securities not issued by APE unless the reorganization, merger or consolidation shall have been affirmatively recommended to APE's stockholders by a majority of the Incumbent Board.

9.    Approvals.

      The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required.

10.   Effective Date of Plan.

      The effective date of the Plan is November ___, 2002.

11.   Term and Amendment of Plan.

      This Plan shall expire on November ___, 2012 (except to Conditional Shares outstanding on that date). The APE Board may terminate or amend the Plan in any respect at any time, except no action of the APE Board, the Committee or APE's stockholders, however, may, without the consent of a Participant, alter or impair such Participant's rights under any Conditional Shares previously granted.

12.   No Right of Association.

      Neither the action of APE in establishing this Plan, nor any action taken by any APE Board or any Subsidiary or the Committee, nor any provision of the Plan itself, shall be construed to limit in any way the right of APE to terminate a Participant's association with the Corporation at any time.

13.   Withholding Taxes.

      APE or any Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payment or the issuance of Common Stock under the Plan.

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Whenever under the Plan, Common Stock is to be delivered upon vesting of
Conditional Shares, the Committee shall be entitled to require as a condition of delivery that the Participant remit or provide for the withholding of an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

14.   Plan not a Trust.

      Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

15.   Notices.

      Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of Common Stock pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if addressed to the person to be notified at such address given to the Committee by such person and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

16.   Severability of Provisions.

      If any provisions of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

17.   Payment to Minors, etc.

      Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefore shall be deemed paid when paid to such person's guardian or the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the APE Board, the Corporation and other parties with respect thereto.

18.   Headings and Captions.

      The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.


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19.   Controlling Law.

      This Plan shall be construed and enforced according to the laws of the State of Florida to the extent not preempted by federal law, which shall otherwise control.

20.   Enforcement of Rights.

      In the event the Corporation or a Participant is required to bring any action to enforce the terms of this Plan, the prevailing party shall be reimbursed by the non-prevailing party for all costs and fees, including actual attorney fees, for bringing and pursuing such action.


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      IN WITNESS WHEREOF, this Plan has been adopted by the board of directors of APE as of the date set forth below.

Date:  November 9, 2002                  American Pulp Exchange, Inc.,
       ________________                  a Florida corporation


                                         By:  s/s  R. Guccione
                                              ________________________________
                                              Robert C. Guccione, Chairman and
                                              President







                 [SIGNATURE PAGE TO AMERICAN PULP EXCHANGE, INC.
                       2002 CONSULTANT COMPENSATION PLAN]